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                                                                    EXHIBIT 10.8


RECEIVABLES SALE AGREEMENT (the "Agreement"), dated as of February 8, 2002, by and between YAK COMMUNICATIONS (CANADA) INC. ("YakCan"), an Ontario corporation, as a Seller and Subservicer, YAK COMMUNICATIONS (AMERICA), INC. ("YakAmerica"), a Florida corporation, as a Seller (collectively with YakCan, the "Seller"), YAK COMMUNICATIONS (USA), INC. ("YakUSA"), a Florida corporation, as a Guarantor, YakCan, as a Guarantor, YakAmerica, as a Guarantor (collectively with YakCan and YakUSA, the "Guarantor") and TEXTRON FINANCIAL CANADA LIMITED, an Ontario corporation, as Purchaser and Master Servicer.

                              W I T N E S S E T H:

         WHEREAS, the Seller desires to sell its receivables and the Purchaser is a corporation formed for the purpose of purchasing certain receivables, including from time to time;

         WHEREAS, the Purchaser shall, acting in its capacity as the Master Servicer, retain the complete right and ultimate authority to perform certain servicing, administrative and collection functions in respect of the receivables purchased by the Purchaser under this Agreement;

         WHEREAS, the Purchaser and the Master Servicer desire that the Subservicer be appointed to perform certain servicing, administrative and collection functions in respect of the Purchased Receivables; and

         WHEREAS, the Seller has been requested and is willing to act as the Subservicer.

         NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1      Certain Defined Terms.

The capitalized terms used in this Agreement shall have the respective meanings set forth on Exhibit A to this Agreement.

1.2      Other Terms.

All accounting terms not specifically defined in this Agreement shall be construed in accordance with generally accepted accounting principles. All terms defined in the PPSA, and not specifically defined in this Agreement, are used in this Agreement as defined in the PPSA.

                                   ARTICLE II
                  PURCHASE AND SALE; ESTABLISHMENT OF ACCOUNTS

2.1      Assignment of Universality of Claims.

In consideration for the payments to be received by it in accordance with this Agreement, and for other good and valuable considerations, each of YakCan and YakAmerica hereby sells, transfers, assigns and sets over to the Purchaser the universality (as such term is used in the Civil Code of Quebec) of all of its present and future accounts receivable (including all of its present and future customer accounts as such term is used in Article 2684 of the Civil Code of Quebec), including, for greater certainty, all of its present and future Receivables. Seller shall provide the Purchaser with a list of Eligible Receivables (the "List") which List shall be delivered by the Seller to the Purchaser no later than two (2) Business Days prior to each Purchase Date.

2.2      Purchase of Receivables.

Until the occurrence of a Termination Date, upon receipt of the List, the Master Servicer, in its sole discretion, will confirm which of the Eligible Receivables listed in the List that the Purchaser will retain as Purchased Receivables.


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The retention of such Eligible Receivables as Purchased Receivables shall occur upon payment of the applicable Purchase Price, as provided at Section 2.3 of this Agreement. All present and future accounts receivable (including all of its present and future customer accounts as such term is used in Article 2684 of the Civil Code of Quebec) of the Seller and other Receivables of the Seller existing on a Purchase Date which the Purchaser shall not retain as Purchased Receivables on such Purchase Date shall be deemed to be automatically re-assigned to the Seller by the Purchaser, without any representation or warranty of any kind whatsoever by the Purchaser. Upon retention of the Eligible Receivables as Purchased Receivables, Seller will be deemed, for greater certainty and without prejudice to Section 2.1 above, to have confirmed that it has sold, transferred, assigned, set over and conveyed to Purchaser, without recourse except as expressly provided herein, all of Seller's right, title and interest in and to the Purchased Receivables, and that title to such Purchased Receivables has passed to Purchaser. The Seller shall not take any action inconsistent with such ownership and, from and after the date hereof, shall not claim any ownership in any Purchased Receivable. Documents relating to the Purchased Receivables shall be held in trust by the Seller and the Subservicer, for the benefit of the Purchaser as the owner of the Purchased Receivables, and possession of any Required Information relating to the Purchased Receivables so retained is for the sole purpose of facilitating the servicing of the Purchased Receivables and carrying out the terms of this Agreement. Such retention and possession is at the will of the Purchaser and in a custodial capacity for the benefit of the Purchaser only.

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2.3      Purchase Price and Payment.

The Purchase Price for Receivables retained by Purchaser as Purchased Receivables on any Purchase Date and paid by the Purchaser to the Seller shall be an amount equal to the aggregate Net Value of such Purchased Receivables and shall be paid by the Purchaser to the Seller by wire transfer on such respective Purchase Date. The Purchase Price to be paid on such Purchase Date shall be reduced by (a) the Program Fees as of such Purchase Date, (b) the amount, if any, by which the Seller Credit Reserve Account (net of withdrawals required hereunder) is less than the Specified Credit Reserve Balance as of such Purchase Date, (c) any Rejected Receivable Amount, and (d) other amounts due the Purchaser in accordance with this Agreement. At no time shall the aggregate Net Value of all Purchased Receivables exceed the Purchase Commitment.

2.4      Establishment of Accounts; Conveyance of Interests Therein;
         Investments.

          (a) A Blocked Account, pursuant to Blocked Account Agreement, acceptable to the Purchaser, with providers, acceptable to the Purchaser, will be established or assigned, as the case may be, for the benefit of the Purchaser into which all Collections from Payors with respect to Receivables shall be deposited. The Blocked Account will be maintained at the expense of the Seller. The Seller agrees to deposit all Collections it receives with respect to Receivables in the Blocked Account and will instruct all Payors to make all payments on Receivables to the Blocked Account. All funds in the Blocked Account will be remitted to the Collection Account as instructed by the Master Servicer.

          (b) The Purchaser has established and shall maintain the "Collection Account" (the "Collection Account"), the "Purchase Account" (the "Purchase Account") and the "Seller Credit Reserve Account" (the "Seller Credit Reserve Account").

          (c) The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser all right, title and interest of the Seller in and to all amounts deposited, from time to time, in the Blocked Account, the Collection Account and the Seller Credit Reserve Account. Any Collections relating to Receivables held by the Seller or the Subservicer pending deposit to the Blocked Account as provided in this Agreement, shall be held in trust for the benefit of the Purchaser until such amounts are deposited into the Blocked Account. All Collections in respect of Purchased Receivables received by the Seller and not deposited directly by the Payor in the Blocked Account shall be remitted to the Blocked Account on the day of receipt or the following Business Day if the day of receipt is not a Business Day, and if such Collections are not remitted by Seller on a timely basis within two (2) days of receipt, in addition to its other remedies hereunder, the Purchaser shall be entitled to receive a late charge (which shall be in addition to the Program Fee) equal to 25% per annum of such Collections or the maximum rate legally permitted if less than such rate, calculated as of the first Business Day of such delinquency.

          (d) Notwithstanding anything to the contrary herein, in the event that the Net Value of outstanding Purchased Receivables exceeds the Purchase Commitment (using the Equivalent Amount of Canadian Dollars in the case of the Purchase Commitment being denominated in U.S. Dollars), such excess shall become immediately payable to the Purchaser. Except as expressly provided otherwise in this agreement, the foregoing shall not be construed to permit the existence of any excess, which shall be in the discretion of the Purchaser.

2.5      Grant of Security Interest.

It is the intention of the parties to this Agreement that each payment of the Purchase Price by the Purchaser to the Seller for Purchased Receivables to be made under this Agreement shall constitute payment of consideration for a purchase of such Purchased Receivables and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transaction evidenced by this Agreement constitutes a loan and not a purchase and sale, it is the intention of the parties that this Agreement shall constitute a security agreement under the PPSA, the UCC and any other applicable law, and that the Seller shall be deemed to have granted to the Purchaser, without limitation to any other provisions hereof, as security for all its obligations hereunder, a continuing first priority perfected security


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interest in, lien on, hypothecation of and assignment of all of the Seller's right, title and interest in, to and under the Purchased Receivables; all payments of principal of or interest on such Purchased Receivables; all amounts on deposit from time to time in the Blocked Account, the Collection Account and the Seller Credit Reserve Account; all other rights relating to and payments made under this Agreement, and all proceeds of any of the foregoing. The Seller shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Purchaser's security interest, lien, charge, hypothecation and assignment and shall cause its financial statements to reflect such security interest.

2.6      Further Action Evidencing Purchases.

The Seller agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Purchaser may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Purchased Receivables or to enable the Purchaser to exercise or enforce any of its rights hereunder. The Seller further agrees that the Purchaser may file applications for registration under the Civil Code of Quebec in order to perfect, protect or more fully evidence the transfer of ownership of the Receivables.

                                  ARTICLE III
                             CONDITIONS OF PURCHASES

3.1      Conditions Precedent to All Purchases.

Each Purchase shall be subject to the conditions precedent that as of each Purchase Date:

          (a) No Event of Seller Default has occurred and the Seller is in compliance with each of its covenants and representations set forth in Sections 4.1 and 4.2 of this Agreement;

          (b) The Seller shall have delivered to the Purchaser a complete copy of each of the then current Carrier Agreements, Clearinghouse Agreements, Billing and Collection Agreements and Blocked Account Agreements and any amendment or modification of such agreements;

          (c) (i) a determination, in the Purchaser's sole discretion, that the Seller is in compliance with any and all regulatory and administrative requirements which will include, but not be limited to, compliance with any and all tax obligations, and (ii) Purchaser's receipt of personal background checks on certain of the Seller's shareholders, directors or managers, the results of which are acceptable to Purchaser, in its sole determination;

          (d) All necessary legislative, regulatory, governmental and other third party approvals, notices, consents, licences and permits including those necessary to perform this agreement and the Related Documents and to carry on the Seller's business shall have been given and obtained and all such approvals, notices, consents, licences and permits shall not contain any terms or conditions which the Purchaser reasonably considers to be materially adverse to the Seller or the Purchaser and their position and evidence thereof shall have been furnished to the Purchaser;

          (e) The Purchaser shall be satisfied with the results of all personal property and other searches and enquiries conducted in respect of the Seller's and its property and assets as the Purchaser's counsel may reasonably require and such discharges to terminate liens and/or estoppel letters (to confirm the amounts secured by any existing encumbrances and the collateral covered thereby) shall be received by the Purchaser as may be required by the Purchaser in its discretion;

          (f) The Seller shall have paid all reasonable fees and expenses of the Purchaser's counsel, Ogilvy Renault, and all special local counsel retained, and all other reasonable fees and expenses of the Purchaser incurred in connection with any of this agreement and the Related Documents and the transactions contemplated thereby, including without limitation, all audit and appraisal fees;

          (g) The Seller shall be obligated to pay to the Purchaser a commitment fee in an amount equal to the sum of four percent (4.00%) of the Purchase Commitment (or the Equivalent Amount thereof).


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               Such commitment fee is fully earned and non-refundable and shall be payable in two equal instalments of two percent (2.00%) of the Purchase Commitment (or the Equivalent Amount thereof), with the first instalment due on the Closing Date and the second instalment due on the first anniversary of the Closing Date, provided, however, the entire unpaid portion of such fee shall be immediately payable upon the occurrence of an Event of Seller Default. Any increases in the commitment amount agreed to by Seller and Purchaser will bear an additional commitment fee of two percent (2.00%) per annum under the payment terms noted herein;

          (h) YakUSA shall have delivered to Purchaser on the Closing Date and the last day of each calendar month (a) an Officer's Certificate evidencing sufficient cash and committed financing to fund the consolidated business plan of YakCan and (b) an Officer's Certificate calculating Free Cash Flow of YakUSA, and in the event that Free Cash Flow for any month is less than zero, Seller shall at all times maintain unrestricted cash or cash equivalents (including, without limitation, marketable securities or the cash equivalent of any available but unused Purchase Commitment existing on the date of determination) of not less than five (5) times the absolute value of Free Cash Flow as of the date of Free Cash Flow determination;

          (i) The Seller shall have delivered to the Purchaser a copy of each written notice delivered by or received by either the Carrier, Billing and Collection Agent, Clearinghouse Agent or the Seller with respect to any Carrier Agreements, Clearinghouse Agreements and/or the Billing and Collection Agreements;

          (j)  The Termination Date shall not have occurred;

          (k) The Purchaser shall have received, on or before the initial Purchase Date, a Payout Letter, in form and substance satisfactory to the Purchaser and its counsel, from SLF Sales Linked Finance Ltd.; and

          (l) The Seller shall have taken such other action, including but not limited to, prior to the initial Purchase Date, the delivery of
               (a) an opinion of counsel in form and substance satisfactory to Purchaser and its counsel, (b) a chart of the corporate structure of the Seller and the Guarantor set out in Schedule 6 hereto, (c) interim financial statements of the Seller for the fiscal year to date period ending December 31, 2001, (d) release documentation evidencing the full and final release from all existing lenders who have an interest or lien in the accounts receivable and Customer Base of the Seller, (e) any and all subordination agreements required by the Purchaser, including without limitation, a subordination agreement from YakUSA, (f) evidence of the conversion of a $466,000 promissory note payable to Anthony Heller to equity of YakCan, (g) an Assignment of Life Insurance Agreement in favour of the Purchaser, as assignee, in respect of a $1,000,000 policy on the life of Charles Zwebner, and (h) such other approvals, opinions or documents, including without limitation the Blocked Account Agreement, to the Purchaser, as the Purchaser may request, in form and substance satisfactory to Purchaser.

                                   ARTICLE IV
             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER

4.1      Representations, Warranties and Covenants as to the Seller.

The Seller represents and warrants to the Purchaser and Master Servicer , as of the date of this Agreement and as of each subsequent Purchase Date, as follows:

          (a) YakCan and YakAmerica are corporations duly organized, validly existing and in good standing under the laws of the Province of Ontario and under the laws of the State of Florida, respectively and are duly qualified to do business and are in good standing in each jurisdiction in which they are doing business and have the power and authority to own and convey all of their respective properties and assets and to execute and deliver this Agreement and the Related Documents and to perform the transactions contemplated thereby; and each is the legal, valid and binding obligation

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               of the Seller enforceable against the Seller in accordance with its terms subject to bankruptcy, insolvency, reorganization and other laws affecting the rights of creditors and the fact that specific performance and injunction are equitable remedies available only in the discretion of the court;

          (b) The execution, delivery and performance by the Seller of this Agreement and the Related Documents and the transactions contemplated thereby (i) have been duly authorized by all necessary corporate or other action on the part of the Seller,
               (ii) do not contravene or cause the Seller to be in default under
               (A) any contractual restriction contained in any loan or other agreement or instrument binding on or affecting the Seller or its property; or (B) any law, rule, regulation, order, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Seller or its property and (iii) does not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Seller (other than in favour of the Purchaser as contemplated hereunder);

          (c) There is no court order, judgment, writ, pending or, to the knowledge of the Seller, threatened action, suit or proceeding, of a material nature against or affecting the Seller, its officers or directors, or the property of the Seller, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the sale and assignment of any Receivable or the consummation of any of the transactions contemplated thereby,
               (iii) seeking any determination or ruling that might materially and adversely affect the Seller, this Agreement, the Related Documents, the Receivables, the Contracts or any LOA, or (iv) asserting a claim for payment of money in excess of Cdn.$50,000 (or the Equivalent Amount thereof);

          (d) The primary business of the Seller is the provision of telecommunication services and/or equipment. All license numbers issued to the Seller by any Governmental Authority are set forth on Schedule 3 and the Seller has complied in all material respects with all applicable laws, rules, regulations, orders and related Contracts and all restrictions contained in any agreement or instrument binding on or affecting the Seller, and has and maintains all permits, licenses, certifications, authorizations, registrations, approvals and consents of Governmental Authorities or any other party necessary for the business of the Seller and each of its subsidiaries;

          (e) (i) The Seller has filed on a timely basis all tax returns (federal, provincial, and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments, and other governmental charges due from the Seller;
               (ii) the financial statements of the Seller, copies of which have been furnished to the Purchaser, fairly present the financial condition of the Seller, all in accordance with generally accepted accounting principles consistently applied; (iii) since June 30, 2001, there has been no material adverse change in any such condition, business or operations of the Seller; and (iv) YakCan has delivered to the Purchaser (a) within 30 days after the end of each month, internally prepared monthly financial statements, including balance sheet and income statement prepared in accordance with generally accepted accounting principles, of YakCan and YakAmerica as of the end of such month certified by an officer of YakCan, accompanied by a management narrative summarizing circumstances and issues underlying such financial statements and facing YakCan and YakAmerica going forward, (b) within 90 days after the end of the fiscal year of YakUSA beginning with the year ending June 30, 2001, YakUSA's consolidated year end financial statements and consolidated audited financial statements, including balance sheet and income statement (including consolidating schedules for the Seller) prepared in accordance with U.S. generally accepted accounting principles and prepared by an accounting firm acceptable to Purchaser and (c) the Seller has provided to the Purchaser any and all other information which Purchaser may reasonably request, and the Seller shall provide the Purchaser access to its facilities to review the foregoing and all other books and records of the Seller.

          (f) All information furnished by or on behalf of the Seller to the Master Servicer or the Purchaser in connection with this Agreement is true and complete in all material respects and does not omit to state a material fact and the sales of Purchased Receivables under this Agreement are made by the

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               Seller in good faith and without intent to hinder, delay or defraud present or future creditors of the Seller;

          (g) The Blocked Account is the only Account to which Payors and future Payors have been or will be instructed to direct Receivable proceeds and each Payor of an Eligible Receivable has been directed upon its receipt of the notice, a form of which has been provided by Purchaser to Seller, which such notice was mailed or provided to such Payors prior to the initial Purchase Date, to remit all payments with respect to such Receivable for deposit in the Blocked Account;

          (h) The principal place of business and chief executive office of each Seller is located at the address of such Seller set forth under its signature below and there are not now, and during the past four months there have not been, any other locations where the Seller is located or keeps Records except as set forth in the designated space beneath its signature line in this Agreement;

          (i) The legal name of the Seller is as set forth at the beginning of this Agreement and YakCan has not changed its legal name since October 15, 1998 and Yak America has not changed its legal name since March 8, 2001 , and during such period, the Seller did not use, nor does the Seller now use any tradenames, fictitious names, assumed names or "doing business as" names other than those appearing on Schedule 4 hereof;

          (j) The Seller has not done anything to impede or interfere with the collection by the Purchaser of the Purchased Receivables and has not amended, waived or otherwise permitted or agreed to any deviation from the terms or conditions of any Purchased Receivable or any related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, Contract or LOA so as to (i) create an Adverse Claim with respect to any Receivable or (ii) materially affect the ability of Subservicer or the Master Servicer to act in its capacity as such; and has not allowed any invoice due and owing by the Seller relating to any Carrier Agreement, Clearinghouse Agreement or Billing and Collection Agreement to become any more than thirty days past due; and

          (k) For income tax reporting and accounting purposes, the Seller will treat the sale of each Purchased Receivable pursuant to this Agreement as a sale of, or absolute assignment of its full right, title and ownership interest in such Purchased Receivable to the Purchaser, which treatment shall be reflected as a note to its financial statements.

4.1A     Affirmative Covenants of the Seller.

The Seller further covenants and agrees that it shall, until the termination of this agreement:

          (a) Except as otherwise provided by this agreement, pay to the Purchaser on demand, or by any other method of payment provided for herein, all fees and expenses provided for in this agreement or in the Related Documents, including without limitation, in connection with the establishment and maintenance of any accounts including Blocked Accounts. The Purchaser may, without making demand, charge the accounts of the Seller outlined herein for all such fees and expenses.

          (b) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties necessary in its business;

          (c) Keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business;

          (d) Make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under all applicable laws, its property, operations, business, prospect or condition (financial or otherwise);

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          (e)  Operate its business in compliance in all material respects with all applicable laws and promptly notify the Purchaser in writing of any violation or alleged violation of which it becomes aware of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Seller which may materially adversely affect the Seller's business, property, assets, operations or condition or prospects (financial or otherwise);

          (f) The Seller has provided to the Purchaser any and all other information which Purchaser may reasonably request, and the Seller shall provide the Purchaser reasonable access to its facilities during regular business hours to review the foregoing and all other books and records of the Seller;

          (g)  Provide the Purchaser with a notice on or before the ninetieth
               (90th) day before the End Date or Voluntary Termination Date. Such notice shall outline either (a) that the Seller will satisfy and pay all the outstanding obligations and indebtedness owed to the Purchaser under and pursuant to this agreement on or before the Termination Date, (b) that the Seller wishes to renew this agreement and will enter into good faith negotiations to do so with the Purchaser, or (c) that the Seller requests that all Purchases cease on the Termination Date. Should the Seller pursue option (c), the Purchaser, in its sole discretion, may continue to make Purchases up to and including the Termination Date. If the Purchaser continues to make such Purchases, this Agreement, in its entirety, will be in full force and effect until the close of Business on the ninetieth (90th) day after the Termination Date. During such period, a commitment fee, mutually agreeable to the Seller and Purchaser, shall be paid by the Seller immediately after the Termination Date which shall be fully earned and non-refundable on such date; and

          (h) Provide the Purchaser with reasonable access to the Seller's facilities to allow the Purchaser to conduct four annual post closing field audits (all Purchaser's costs and expenses of such audits shall be paid by the Sellers).

4.2      Representations and Warranties of the Seller as to Purchased
         Receivables.

With respect to each Purchased Receivable retained pursuant to this Agreement the Seller represents and warrants, as of the date hereof and as of each subsequent Purchase Date, as follows:

          (a) Such Purchased Receivable (i) includes all the Required Information; (ii) is, or will be upon billing, the liability of an Eligible Payor and (iii) was created by the provision or sale of telecommunication services or equipment by the Seller in the ordinary course of its business; (iv) has a Purchase Date no later than 90 days from its Billing Date; (v) is not a Purchased Receivable with respect to which, as of any Determination Date, payment by the Payor of such Receivable has been received in full and is not duplicative of any other Receivable; and (vi) is owned by the Seller free and clear of any Adverse Claim, and the Seller has the right to sell, assign and transfer the same and interests therein as contemplated under this Agreement and no consent other than those secured and delivered to the Purchaser on or prior to the Closing Date from any Governmental Authority, the Payor, a Carrier, the Billing and Collection Agent, the Clearinghouse Agent or any other Person shall be required to effect the sale of any such Purchased Receivable;

          (b) The Billed Amount of such Purchased Receivable is payable in Canadian Dollars and the Eligible Receivable Amount with respect thereto, unless the Purchaser and Seller agree otherwise in writing, is not in excess of U.S.$22,500 (or the Equivalent Amount) or five percent (5%) of the aggregate Net Value with respect to any one individual Payor of any Payor Class other than an Eligible Receivable payable by Bell Canada (Quebec), Bell Canada (Ontario) and Telus Corporation, and is net of any adjustments or other modifications contemplated by any Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement or otherwise and, neither the Receivable nor the related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement or Contract has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Seller, the Payor, the Carrier, the Clearinghouse Agent or the Billing and Collection Agent, and is not subject to compromise, adjustment, termination or modification, whether arising out of transactions concerning the Contract, any Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement or otherwise; and

          (c) To the Seller's knowledge there are no procedures or investigations pending or threatened before any Governmental Authority (i) asserting the invalidity of such Receivable, Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, LOA or such Contract, (ii) asserting the bankruptcy or insolvency of the related Payor, (iii) seeking the payment of such Receivable or payment and performance of the related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, or such other Contract or LOA, or (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Receivable or the related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, or such other Contract or LOA.

4.3      Negative Covenants of the Seller.

The Seller shall not, without the written consent of the Purchaser,:

          (a) Sell, assign or otherwise dispose of, or create or suffer to exist any Adverse Claim or lien upon any Receivable and related Contracts, its Customer Base, the Blocked Account, the Collection Account, or any other account in which any Collections of any Receivable are deposited, or assign any right to receive income in respect of any Receivable;

          (b) Submit or permit to be submitted to Payors any invoice for telecommunication or internet services or equipment rendered by or on behalf of Seller which contains a "pay to" address other than the Blocked Account;

          (c) Without the written notice of the Purchaser and the Master Servicer, which consent will not be unreasonably withheld, make any change to (i) the location of its chief executive office or the location of the office where Records are kept or (ii) its corporate name or use any tradenames, fictitious names, assumed names or "doing business as" names other than those listed on
               Schedule 4 hereof;

          (d) Enter into or execute any Clearinghouse Agreement or Billing and Collection Agreement (other than those listed on Schedule 5 hereof) or any amendment or modification thereof;

          (e) Make any payments or distributions, whether in respect of debt obligations, management fees, or otherwise, to Guarantor or any affiliate thereof; or

          (f) Assume by any means whatsoever, whether arising at law or otherwise, any liability, expense or other obligations of Guarantor or any affiliate thereof.

4.4      Repurchase Obligations.

Upon discovery by any party to this Agreement of a breach of any representation or warranty in Sections 4.1 or 4.2 of this Article IV which materially and adversely affects the value of a Purchased Receivable or the interests of the Purchaser therein (herein a "Rejected Receivable"), the party discovering such breach shall give prompt written notice to the other parties to this Agreement. Thereafter, on the next Purchase Date, the Net Value of the Rejected Receivables shall be deducted (as provided for in Section 2.3) from the amount otherwise payable to the Seller pursuant to Section 2.3 and in satisfaction of the Rejected Receivable Amount and, provided the full Net Value of such Rejected Receivables is deposited in the Collection Account, such Rejected Receivables shall then be considered to have been repurchased by the Seller. In the event that the full Net Value of such Rejected Receivables is not deposited in the Collection Account pursuant to the foregoing sentence, the Purchaser shall deduct any such deficiency from the Excess Collection Amount or make demand upon the Seller to pay, and the Seller shall immediately wire, any such deficiency to the Purchaser for deposit to the Collection Account. Upon full payment of the amounts set forth above to the Collection Account, the Seller will be deemed to have repurchased such Rejected Receivable.

                                   ARTICLE V
                             ACCOUNTS ADMINISTRATION

5.1      Collection Account.

The Purchaser and the Master Servicer acknowledge that certain amounts deposited in the Collection Account may relate to Receivables other than Purchased Receivables and that such amounts continue to be owned by the Seller. All such amounts shall be administered in accordance with Section 5.3.

5.2      Determinations of the Master Servicer.

On each Determination Date, the Master Servicer will determine, in good faith, the following:

          (a) the Net Value of all Purchased Receivables which have become Rejected Receivables since the prior Purchase Date and the extent to which they have not been repurchased or offset in the manner set forth in Section 4.4 (the "Rejected Receivable Amount");

          (b) the amount of Collections up to the Purchase Price of all Purchased Receivables received since the prior Determination Date (the "Paid Receivables Amount");

          (c) the Net Value of all Purchased Receivables to the extent they have become Defaulted Receivables since the prior Purchase Date (the "Defaulted Receivable Amount" or "Credit Deficiency");

          (d) the aggregate amount deposited in the Collection Account in excess of the Purchase Price of each Purchased Receivable, including Collections pertaining to Receivables not purchased under this Agreement, since the prior Determination Date (the "Excess Collection Amount");

          (e) the Net Value of all Purchased Receivables less the Rejected Receivable Amount and the Defaulted Receivable Amount as of the current Determination Date; and

          (f)  the amount of any accrued and unpaid Program Fee.

The Master Servicer's determinations of the foregoing amounts shall be conclusive in the absence of manifest error. The Master Servicer shall notify the Seller of such determinations.

5.3      Distributions from Accounts.

          (a) On each Determination Date, following the determinations set forth in Section 5.2, the Master Servicer will make the following withdrawals and deposits:

               (i) withdraw the Paid Receivables Amount and the Rejected Receivable Amount plus any outstanding Rejected Receivable Amount applicable to any prior period, to the extent such Rejected Receivable Amount is not paid to the Purchaser as a reduction in Purchase Price to be paid to the Seller, from the Collection Account and deposit such amount in the Purchase Account;

               (ii) withdraw the Defaulted Receivable Amount from the Seller
                    Credit Reserve Account and deposit such amount in the Purchase Account;

               (iii) withdraw the Excess Collection Amount from the Collection
                    Account and deposit such amount in the Seller Credit Reserve Account to the extent that the Seller Credit Reserve Account is less than the Specified Credit Reserve Balance; and

               (iv) withdraw the balance of the Excess Collection Amount from the Collection Account and, subject to any offset required under Section 5.3(b) of this Agreement, remit such amount by wire transfer to an account designated by the Seller; provided, however, with respect to Receivables processed or cleared pursuant to any Carrier Agreement, Clearinghouse Agreement or Billing and Collection Agreement, if applicable, the Excess Collection Amount shall be retained by the Purchaser in the Collection Account until such time that the Seller's billing cycle (or batch) to which such Excess Collection Amount applies is deemed closed by the Purchaser which, absent the occurrence of an Event of Seller Default and provided that the Purchaser has received information in sufficient form and format to allow the Purchaser to properly apply and/or post Collections against Purchased Receivables, will occur no later than the next immediate Purchase Date following such determination.

          (b) The full amount of the Purchase Price before any offsets shall be withdrawn from the Purchase Account and paid and administered as follows: (i) the Program Fee due and owing as of each respective Purchase Date shall be paid to the Purchaser, (ii) the amount, if any, by which the Seller Credit Reserve Account is less than the Specified Credit Reserve Balance as of such respective Purchase Date shall be deposited in the Seller Credit Reserve Account,
               (iii) the amount, if any, due and owing the Purchaser pursuant to
               Section 9.4 of this Agreement shall be paid to the Purchaser, and
               (iv) any remaining amount shall be paid to the Seller in accordance with Section 2.3 of this Agreement.

          (c) Until the Termination Date, with commercially reasonable best efforts on each Purchase Date or in any event within two Business Days of each Purchase Date, the Master Servicer shall withdraw all amounts deposited hereunder (net of withdrawals required hereunder) from the Seller Credit Reserve Account which are in excess of the Specified Credit Reserve Balance and shall pay to the Purchaser all amounts due and owing the Purchaser in accordance with Sections 2.3, 4.4, 5.3, 8.1, 9.4 and any applicable Termination Fee, and pay the balance, if any, by wire transfer to an account designated by the Seller.

5.4      Allocation of Moneys following Termination Date.

          (a) Upon the occurrence of a Termination Date hereunder, the Master Servicer shall administer and monitor the Blocked Account and any and all Collections and apply the amount of such Collections to the outstanding Net Value of Purchased Receivables. Following the Termination Date and the Purchaser's receipt of the Termination Fee, if applicable, from the Seller, the Master Servicer shall, to the extent funds deposited hereunder (net of withdrawals required hereunder) are sufficient, withdraw an amount equal to the Program Fee from the Seller Credit Reserve Account on each Purchase Date and deposit it in the Purchase Account. To the extent that such funds do not equal the Program Fee, the Seller shall deposit in the Purchase Account the balance of the Program Fee within five Business Days following demand therefor. To the extent any Purchased Receivable becomes a Defaulted Receivable, the Purchaser may withdraw an amount equal to such Defaulted Receivable Amount from the Seller Credit Reserve Account and deposit such amount in the Purchase Account, provided, however, that such recourse is expressly limited to the monies which comprise the Seller Credit Reserve Account at the time of the Termination Date which shall not at any time exceed the Specified Credit Reserve Balance. Thereafter, any Excess Collection Amount may not be used for deposit to the Seller Credit Reserve Account and shall be otherwise administered in accordance with this Agreement.

          (b) In any event, following the Termination Date and the Purchaser's receipt of the Termination Fee, if any, the Seller may, at its option, repurchase all previously Purchased Receivables which have not been fully paid by the respective Payors thereof by depositing with the Purchaser the then aggregate Net Value of such Purchased Receivables. Following such payment and any other amount due and owing the Purchaser under this Agreement, this Agreement shall be deemed terminated.

          (c) On the first Determination Date on which the aggregate Net Value of all Purchased Receivables (other than Defaulted Receivables)
               (i) is less than 10% of the aggregate Net Value of Purchased

               Receivables (other than Defaulted Receivables) on the Termination Date and (ii) is less than the aggregate amount remaining in the Seller Credit Reserve Account, the Master Servicer shall withdraw an amount equal to such aggregate Net Value from such accounts and deposit it in the Purchase Account. Thereupon the Master Servicer shall disburse all remaining amounts held in the Seller Credit Reserve Account to the Seller and all interests of the Purchaser in all Purchased Receivables owned by the Purchaser shall be reconveyed by the Purchaser to the Seller. Following such disbursement and reconveyance, this Agreement shall be deemed terminated.

                                   ARTICLE VI
                         APPOINTMENT OF THE SUBSERVICER

6.1      Appointment of the Subservicer.

Subject to Section 6.5, as consideration for the Seller's receipt of that portion of the Excess Collection Amount relating to Purchased Receivables, the Master Servicer and the Purchaser hereby appoints YakCan and YakCan hereby accepts such appointment to act as Subservicer under this Agreement. The Subservicer may, with the prior consent of the Purchaser, which consent shall not be unreasonably withheld, subcontract with a subservicer for billing, collection, servicing or administration of the Receivables. Any termination or resignation of the Subservicer under this Agreement shall not affect any claims that the Purchaser may have against the Subservicer for events or actions taken or not taken by the Subservicer arising prior to any such termination or resignation.

6.2      Duties and Obligations of the Subservicer.

          (a) The Subservicer shall service the Purchased Receivables and enforce the Purchaser's respective rights and interests in and under each Purchased Receivable and each related Contract or LOA; and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect each Purchased Receivable all in accordance with (i) customary and prudent servicing procedures for telecommunication receivables of a similar type, and (ii) all applicable laws, rules and regulations; and shall serve in such capacity until the termination of its responsibilities pursuant to Section 6.4 or
               7.1. The Subservicer shall at any time permit the Purchaser or any of its representatives to visit the offices of the Subservicer during regular business hours and examine and make copies of all Servicing Records;

          (b) The Subservicer shall notify the Purchaser of any action, suit, proceeding, dispute, offset, deduction, defense or counterclaim that is or, to the Subservicer's knowledge, may be asserted by any Person with respect to any Purchased Receivable.

          (c) The Purchaser shall not have any obligation or liability with respect to any Purchased Receivables which may arise out of a related Contract, nor shall it be obligated to perform any of the obligations of the Subservicer hereunder.

6.3      Subservicing Expenses.

The Subservicer shall be required to pay for all expenses incurred by the Subservicer in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment or reimbursement therefor.

6.4      Subservicer Not to Resign.

The Subservicer shall not resign from the duties and responsibilities hereunder except upon determination that (a) the performance of its duties hereunder has become impermissible under applicable law and (b) there is no reasonable action which the Subservicer could take to make the performance of its duties hereunder permissible under applicable law evidenced as to clause (a) above by an opinion of counsel to such effect delivered to the Purchaser.

6.5      Authorization of the Master Servicer.

The Seller hereby acknowledges that the Master Servicer (including any of its successors or assigns), in its capacity as such, shall retain the authority to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the Master Servicer to collect all amounts due under any and all Purchased Receivables, process all Collections, commence proceedings with respect to enforcing payment of such Purchased Receivables and the related Contracts, and adjusting, settling or compromising the account or payment thereof. The Seller shall furnish the Master Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement, and shall cooperate with the Master Servicer to the fullest extent in order to facilitate the collectibility of the Purchased Receivables.

                                  ARTICLE VII
                            EVENTS OF SELLER DEFAULT

7.1      Events of Seller Default.

If any of the following events (each, an "Event of Seller Default") shall occur and be continuing:

          (a) The Seller (either as Seller or Subservicer) shall materially fail to perform or observe (a) any monetary term, covenant or agreement contained in this Agreement and such failure shall continue for two (2) days (not including Saturday or Sunday) after notice thereof has been given by Purchaser to Seller, or
               (b) any other term, covenant or agreement contained in this Agreement and such failure shall continue for ten (10) days after notice thereof has been given by Purchaser to Seller unless such other term covenant or agreement provides for a different period of time;

          (b) An Insolvency Event shall have occurred and where such Insolvency Event consists of an involuntary proceeding against Seller, and the involuntary proceedings are not dismissed within thirty (30) days from the date they were initiated;

          (c) There is a material breach of any of the representations and warranties of the Seller as stated in Sections 4.1 or 4.2 that has remained uncured for a period of 30 days, or, as such breach may pertain to a Purchased Receivable, has not been cured pursuant to Section 4.4;

          (d) Any Governmental Authority shall file notice of a lien with regard to any of the assets of the Seller or with regard to the Seller which remains undischarged for a period of 30 days;

          (e) This Agreement shall for any reason cease to evidence the transfer to the Purchaser (or its assignees or transferees) of the legal and equitable title to, and ownership of, the Purchased Receivables;

          (f) The termination of any Clearinghouse Agreement, if applicable, and/or any Carrier Agreement or Billing and Collection Agreement for any reason whatsoever absent the consummation of a substitute Clearinghouse Agreement, Carrier Agreement and/or Billing and Collections Agreement, as the case may be, within ten (10) Business Days of the termination thereof where, in the Purchaser's reasonable business judgment, such termination materially and adversely affects the business of Seller, and/or, any invoice due and owing by the Seller relating to any Carrier Agreement, Clearinghouse Agreement or Billing and Collection Agreement has become more than thirty days past due;

          (g) The amount deposited hereunder (net of withdrawals required hereunder) in the Seller Credit Reserve Account has remained at less than the Specified Credit Reserve Balance for fourteen consecutive days; or

          (h) YakCan and the Seller, in the reasonable discretion of Purchaser, do not have sufficient cash on hand, or committed financing, to reasonably perform their business plan.

then and in any such event, the Master Servicer may, by notice to the Seller and the Purchaser declare that an Event of Seller Default shall have occurred and, the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, and the Purchaser shall make no further Purchases from the Seller. The Purchaser and Master Servicer shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the PPSA and other applicable law, which rights shall be cumulative.

                                  ARTICLE VIII
                      INDEMNIFICATION AND SECURITY INTEREST

8.1      Indemnities by the Seller.

          (a) Without limiting any other rights that the Purchaser, the Master Servicer, or any director, officer, employee or agent of either such party (each an "Indemnified Party") may have under this Agreement or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related costs and expenses of any nature whatsoever, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to this Agreement or the ownership of the Purchased Receivables or in respect of any Receivable or any Contract, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or wilful misconduct on the part of any Indemnified Party.

          (b) Any Indemnified Amounts subject to the indemnification provisions of this Section shall be paid to the Indemnified Party within five Business Days following demand therefor, together with interest at the lesser of 12% per annum or the highest rate permitted by law from the date of such demand for the Indemnified Amount.

8.2      Security Interest.

Without limitation to any other provisions hereof, (a) the Seller hereby grants to the Purchaser a continuing first priority perfected security interest, lien on, hypothecation of and assignment of and in the Seller's Customer Base, including but not limited to, all past, present and future customer contracts, lists, agreements, LOA's or arrangements relating thereto; all of the Seller's right, title and interest in, to and under all of the Seller's Receivables not retained by the Purchaser hereunder, including all rights to payments under any related Contracts, contract rights, instruments, documents, chattel paper, general intangibles, LOA's or other agreements with all Payors and all the Collections, Records and proceeds thereof; any other obligations or rights of Seller to receive any payments in money or kind; all cash or non-cash proceeds of the foregoing; all of the right, title and interest of the Seller in and with respect to the goods, services or other property which gave rise to or which secure any of the foregoing, as security for the timely payment and performance of any and all obligations the Seller or the Subservicer may owe the Purchaser under Sections 2.3, 4.4, 5.3, 8.1, 9.4 and any applicable Termination Fee, but excluding recourse for unpaid Purchased Receivables, and (b) as security for all its Guaranteed Obligations, YakUSA grants to the Purchaser, a continuing first-ranking perfected and duly registered security interest in, lien on, hypothecation of and assignment of all the personal property of YakUSA, now owned or hereafter acquired, tangible or intangible. This Section 8.2 shall constitute a security agreement under the PPSA and the UCC and any other applicable law and the Purchaser shall have the rights and remedies of a secured party thereunder. Such security interest shall be further evidenced by Seller's and YakUSA's execution of appropriate PPSA and UCC-1 financing statements prepared by and acceptable to the Purchaser, and such other further assurances that may be reasonably requested by the Purchaser from time to time.

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1      Notices, Etc.

All notices, shall be in writing and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

9.2      Remedies.

No failure or delay on the part of the Purchaser or the Master Servicer to exercise any right hereunder shall operate as a waiver or partial waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

9.3      Binding Effect; Assignability.

This Agreement shall be binding upon and inure to the benefit of the Seller, the Subservicer, the Purchaser, the Master Servicer and their respective successors and permitted assigns. Subject to the provisions of Section 6.1, neither the Seller nor the Subservicer may assign any of their rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser and the Master Servicer. The Purchaser may, at any time, without the consent of the Seller or the Subservicer, assign any of its rights and obligations hereunder or any interest herein to any Person. Without limiting the generality of the foregoing, the Seller acknowledges that the Purchaser has assigned its rights hereunder for the benefit of third parties. The Seller does hereby further agree to execute and deliver to the Purchaser all documents and amendments presented to the Seller by the Purchaser in order to effectuate the assignment by the Purchaser in furtherance of this Section 9.3 consistent with the terms and provisions of this Agreement. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies with respect to any breach of any representation and warranty made by the Seller or the Master Servicer pursuant to Article IV and the indemnification and payment provisions of Article VIII shall be continuing and shall survive any termination of this Agreement.

9.4      Costs, Expenses and Taxes.

          (a) In addition to the rights of indemnification under Article VIII, the Seller agrees to pay upon demand, all reasonable costs and expenses in connection with this Agreement and the other documents to be delivered hereunder before and after the Closing Date, including, without limitation: (i) any periodic auditing of the Seller and the modification or amendment of this Agreement;
               (ii) the reasonable fees and out-of-pocket expenses of counsel for the Purchaser or the Master Servicer with respect to (A) advising the Purchaser as to its rights and remedies under this Agreement or (B) the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement or the other documents to be delivered hereunder; (iii) any and all accrued Program Fee and amounts related thereto not yet paid to the Purchaser; (iv) any and all credit fees, banking fees and personal property registry search and filing fees; and (v) any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify and save each Indemnified Party from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          (b) If the Seller or the Subservicer fails to pay any Blocked Account fees or other charges or debits related to such accounts, or to pay or perform any agreement or obligation contained under this Agreement, the Purchaser may or may direct the Master Servicer to pay or perform, or cause payment or performance of, such agreement or obligation, and the expenses of the Purchaser or the Master Servicer incurred in connection therewith shall be payable by the party which has failed to so perform.

9.5      Amendments; Waivers; Consents.

No modification, amendment or waiver of, or with respect to, any provision of this Agreement or the Related Documents, shall be effective unless it shall be in writing and signed by each of the parties hereto. This Agreement, the Related Documents and the documents referred to therein embody the entire agreement among the Seller, the

Subservicer, the Purchaser and the Master Servicer, and supersede all prior agreements and understandings relating to the subject hereof, whether written or oral.

9.6      GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE PROVINCE OF ONTARIO, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE PURCHASER IN THE PURCHASED RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE PROVINCE OF ONTARIO.

          (b) THE SELLER AND THE SUBSERVICER HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF ONTARIO AND THE FEDERAL COURTS OF CANADA LOCATED IN ONTARIO, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN CANADA POST, POSTAGE PREPAID. THE SELLER AND THE SUBSERVICER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PURCHASER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PURCHASER TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR ITS PROPERTY, OR THE SUBSERVICER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. THE SELLER AND THE SUBSERVICER EACH HEREBY AGREE THAT THE EXCLUSIVE AND APPROPRIATE FORUMS FOR ANY DISPUTE HEREUNDER ARE THE COURTS OF THE PROVINCE OF ONTARIO AND THE FEDERAL COURTS OF CANADA DISTRICT COURT LOCATED IN ONTARIO AND AGREE NOT TO INSTITUTE ANY ACTION IN ANY OTHER FORUM.

          (c) THE SELLER, AND THE SUBSERVICER EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A TRIAL WITHOUT A JURY.

9.7      Execution in Counterparts; Severability.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9.8      Confidentiality.

Each of Seller and Purchaser understands and agrees to keep confidential, and shall cause its respective directors, officers, shareholders, employees, agents, and attorneys to keep confidential the terms and conditions of this Agreement, all documents referenced herein and the respective terms thereof, and any communication between the parties regarding this Agreement or the services to be provided hereunder hereby, except to the extent that (a) any party makes any disclosure to his or its auditors, attorneys or other professional advisors, (b) any disclosure is otherwise required by law or pursuant to any rule or regulation of any federal, state or other governmental authority or regulatory agency, provided that Seller provides prior written notice thereof or (c) the Seller is in receipt of the prior written consent of Purchaser with respect to any compromise by Seller of the confidentiality contemplated hereunder. Seller further understands and agrees that the violation by the Seller or its agents of the foregoing shall entitle the Purchaser, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

9.9A.    The Guarantee.

YakUSA, as primary obligor and not as a surety merely, hereby unconditionally and irrevocably, guarantees to the Purchaser the punctual payment when due in accordance with the terms hereof of all obligations, of whatever kind and description, of the Seller to the Purchaser now or hereafter existing, whether direct or indirect, absolute or contingent, matured or unmatured, secured or unsecured pursuant to or arising out of or under this agreement. YakAmerica, as primary obligor and not as a surety merely, hereby unconditionally and irrevocably, guarantees to the Purchaser the punctual payment when due in accordance with the terms hereof of all obligations, of whatever kind and description, of YakCan to the Purchaser now or hereafter existing, whether direct or indirect, absolute or contingent, matured or unmatured, secured or unsecured pursuant to or arising out of or under this agreement. YakCan, as primary obligor and not as a surety merely, hereby unconditionally and irrevocably, guarantees to the Purchaser the punctual payment when due in accordance with the terms hereof of all obligations, of whatever kind and description, of YakAmerica to the Purchaser now or hereafter existing, whether direct or indirect, absolute or contingent, matured or unmatured, secured or unsecured pursuant to or arising out of or under this agreement. (all of the obligations described in the paragraphs above are referred to herein collectively as the "Guaranteed Obligations")

9.9B.    Guarantee Absolute.

The Guarantor (as defined in the first recital of this agreement) guarantees that its Guaranteed Obligations will be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Purchaser with respect thereto. The liability of the Purchaser hereunder shall be absolute and unconditional irrespective of:

          (a) Any lack of validity or enforceability of the obligations of the Seller or the Guaranteed Obligations or any agreement or instrument relating thereto;

          (b) Any change in the time, manner or place of the payment of, or in any other term of, all or any of the obligations of the Seller or the Guaranteed Obligations, or any amendment or modification of or any consent to departure from this agreement or any Related Documents;

          (c) Any exchange, release or nonperfection of any collateral or any release or amendment to, waiver of, or consent to departure from, or any guarantee for, all or any part of the obligations of the Seller or the Guaranteed Obligations;

          (d) Any whole or partial termination of this Guarantee as to any other Guarantor; or

          (e) Any other circumstance which might otherwise constitute a defence available to, or a discharge of, a Guarantor in respect of the obligations of the Seller or the Guaranteed Obligations or a Guarantor in respect of this Guarantee or the Guaranteed Obligations.

The above Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the obligations of the Seller or the Guaranteed Obligations are rescinded or must otherwise be returned by the Purchaser under applicable law, all as though such payment had not been made.

9.9C     Consents, Waivers and Renewals.

The Guarantor hereby waives promptness, diligence, notice of the acceptance hereof, and any other notice with respect to any of the obligations of the Seller (and where the Guarantor is a Seller, the other Seller) or the Guaranteed Obligations and this agreement and any requirement that the Purchaser protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Guarantor or any other person or entity or any collateral before proceeding hereunder. The Guarantor agrees that the Purchaser may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor extend the time of payment of, exchange or surrender any Collateral for, or renew any of the obligations of the Seller or the Guaranteed Obligations, and may also make any agreements with the Seller, the Guarantor or with any other party to or person liable on any of the obligations of the Seller, or interested therein, for the extension, renewal, payment, compromise, discharge, or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Purchaser and the Guarantor or any such other party or person, without in any way impairing or affecting this Guarantee. The Guarantor agrees to make payment to the Purchaser of any of the obligations of the Seller (and where the Guarantor is a Seller, the other Seller) and the Guaranteed Obligations whether or not the Purchaser shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the obligations of the Seller or the Guaranteed Obligations. The Purchaser shall be free to deal with the Seller and the Guarantor as it sees fit.

9.9D.    Subrogation.

The Guarantor shall not exercise any rights which it may acquire by way of subrogation under this agreement, by any payment made hereunder or otherwise, until all the obligations of the Seller and the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights in violation of the foregoing restriction, such amount shall be held in trust for the benefit of the Purchaser and shall forthwith be paid to the Purchaser to be credited and applied to the obligations of the Seller (and where the Guarantor is a Seller, the other Seller), whether matured or unmatured, in accordance with the terms of this agreement.

9.10     Interest Act (Canada).

For the purposes of this Agreement, whenever interest to be paid hereunder is to be calculated on the basis of a year of three hundred and sixty (360) days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent to the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by three hundred and sixty (360).

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                      Seller

                      YAK COMMUNICATIONS (CANADA) INC.

                      Per:    /s/ Charles Zwebner
                              -------------------------------------
                      Name:   Charles Zwebner
                      Title:  President
                      Address at which the chief executive office is located
                      Address:
                      55 Town Centre Court
                      Suite 610
                      Scarborough, ON  M1P 4X4
                      Attention:                 Charles Zwebner
                                                 President

                      Phone number:     416.296.7111
                      Telecopier number:         416.279.1371


                      SELLER

                      YAK COMMUNICATIONS (AMERICA), INC.

                      Per:   /s/ Charles Zwebner
                              -------------------------------------
                      Name:  Charles Zwebner
                      Title: President
                      Address:
                      55 Town Centre Court
                      Suite 610
                      Scarborough, ON  M1P 4X4
                      Attention:                 Charles Zwebner
                                                 President

                      Phone number:     416.296.7111
                      Telecopier number:         416.279.1371

                       PURCHASER

                       TEXTRON FINANCIAL CANADA LIMITED

                       Per:
                              ------------------------------------
                       Name:
                       Title:
                       Address:
                       141 Adelaide Street West
                       Suite 1007
                       Toronto, Ontario
                       M5H 3L5

                       Attention:
                       Phone number:
                       Telecopier number:

                       GUARANTOR

                       YAK COMMUNICATIONS (USA), INC.

                       Per:   /s/ Charles Zwebner
                              ------------------------------------
                       Name:  Charles Zwebner
                       Title: President


                       Address:
                       55 Town Centre Court
                       Suite 610
                       Scarborough, ON  M1P 4X4
                       Attention:                 Charles Zwebner
                                                  President

                       Phone number:     416.296.7111
                       Telecopier number:         416.279.1371

                      GUARANTOR

                      YAK COMMUNICATIONS (CANADA) INC.

                      Per:    /s/ Charles Zwebner
                              -------------------------------------
                      Name:   Charles Zwebner
                      Title:  President
                      Address at which the chief executive office is located
                      Address:
                      55 Town Centre Court
                      Suite 610
                      Scarborough, ON  M1P 4X4
                      Attention:                 Charles Zwebner
                                                 President

                      Phone number:     416.296.7111
                      Telecopier number:         416.279.1371



                      GUARANTOR

                      YAK COMMUNICATIONS (AMERICA), INC.

                      Per:   /s/ Charles Zwebner
                              -------------------------------------
                      Name:  Charles Zwebner
                      Title: President
                      Address:
                      55 Town Centre Court
                      Suite 610
                      Scarborough, ON  M1P 4X4
                      Attention:                 Charles Zwebner
                                                 President

                      Phone number:     416.296.7111
                      Telecopier number:         416.279.1371